UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

ANNUAL REPORT	BLACKROCK®

Managed Account Series

„  BlackRock U.S. Mortgage Portfolio

„  Global SmallCap Portfolio

„  Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	MANAGED ACCOUNT SERIES	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a sell off in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market – a key determinant for the Fed’s decision on the future of interest rate policy – showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito President, BlackRock Advisors, LLC
Total Returns as of April 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.59	8.03
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2015	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2015, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the Barclays U.S. Mortgage-Backed Securities (“MBS”) Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

The largest contributor to performance was the Fund’s allocation to non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and asset–backed securities (“ABS”), none of which are represented in the benchmark. These market segments outperformed during the period, so the out-of-benchmark allocation had a positive impact on the Fund’s relative performance.

•

The Fund’s performance was also helped by having an overweight in agency mortgages during the first half of the reporting period. The Fund’s yield curve positioning, which was biased toward a flattening of the curve via an overweight in 30-year mortgage-backed securities (“MBS”) versus 15-year MBS, further contributed to performance at a time in which longer-term bonds outperformed.

•

The Fund’s modest duration underweight relative to the benchmark (lower sensitivity to interest rate movements) detracted from performance during the second half of 2014 and the first four months of 2015.

Describe recent portfolio activity.

•

During the second quarter of 2014, the Fund initiated an overweight in agency MBS decreased, prepayments remained subdued, volatility decreased and demand for higher-yielding assets improved. Toward the end of the third quarter, the Fund moved to a modest underweight in MBS due to their strong year-to-date performance and tight yield spreads relative to other sectors. As the U.S. economy continued to improve through the fourth quarter, the Fund maintained its underweight in agency MBS. In addition, it was positioned for a flattening of the yield curve. As the fourth quarter progressed, the Fund shifted its mortgage allocations, favoring 4.5% coupons and moving to underweights in securities with 3.5% and 4% coupons due to their less attractive yield spreads.

•

The rate of mortgage prepayments accelerated during the first quarter of 2015 amid the decline in prevailing rates. The Fund maintained its underweight in 3.5% and 4% coupons on the belief that the more recent borrowers in these coupons would be more sensitive to lower mortgage rates, which would increase prepayments and reduce the securities’ overall yield. The Fund began increasing its weighting in these coupons in April, as the market’s concerns regarding prepayments started to fade once bond yields began to rise. The Fund finished the period with a small underweight in agency mortgages versus the benchmark, and it was slightly underweight to duration. (Duration is a measure of interest-rate sensitivity.)

•	During the period, the Fund held cash that was committed for pending transactions. The cash balance did not have a material impact on performance

Describe portfolio positioning at period end.

•

The Fund ended the period with a modest underweight in agency MBS, and it maintained its out-of-benchmark allocations to non-agency RMBS, CMBS and ABS. The Fund maintained a higher income profile versus the benchmark due to its higher-coupon bias and allocations to higher-yielding market segments that are not represented in the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	86%
Non-Agency Mortgage-Backed Securities	9
Asset-Backed Securities	4
U.S. Treasury Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	92%
AA/Aa	1
CCC/Caa	3
CC/Ca	1
NR	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

4	MANAGED ACCOUNT SERIES	APRIL 30, 2015

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2015
				Average Annual Total Returns[5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.27%	1.27%	2.36%	5.50%	N/A	5.83%	N/A	6.23%	N/A
Investor A	0.99	0.99	2.23	5.22	1.01%	5.50	4.64%	5.93	5.49%
Investor C	0.25	0.25	1.85	4.44	3.44	4.72	4.72	5.15	5.15
Barclays U.S. MBS Index	—	—	1.92	4.61	N/A	3.52	N/A	4.81	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on July 29, 2005.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[7]	Ending Account Value April 30, 2015	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,023.60	$3.16	$3.11	$1,000.00	$1,021.67	$3.16	$1,021.72	$3.11
Investor A	$1,000.00	$1,022.30	$4.56	$4.46	$1,000.00	$1,020.28	$4.56	$1,020.38	$4.46
Investor C	$1,000.00	$1,018.50	$8.21	$8.16	$1,000.00	$1,016.66	$8.20	$1,016.71	$8.15

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.91% for Investor A and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.89% for Investor A and 1.63% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	5

Fund Summary as of April 30, 2015	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2015, the Fund underperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

The Fund’s underperformance during the period was driven largely by its energy exposure, particularly within oil, gas & consumable fuels. Falling crude oil prices hindered performance across several of the Fund’s positions, including most notably Africa Oil Corp., Emerald Oil, Inc. and Oasis Petroleum Inc. Selection in industrials also dampened returns, particularly in professional services and in commercial services & supplies. Selection and an underweight position in consumer discretionary further held back performance, and lastly, an overweight position in materials also detracted from relative performance.

•	Positive contributors to the Fund’s performance were led by stock selection and an overweight position in health care, specifically in the health care equipment & supplies segment. Within health care, biotechnology company Pfenex Inc.’s gains were particularly noteworthy, and the Fund’s holdings in pharmaceutical company Hospira Inc. benefited from an acquisition bid from industry peer Pfizer Inc. Selection within financials and consumer staples also contributed positively to Fund performance, as did selection and an underweight position in utilities.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased its exposure to financials, specifically banks, diversified financial services, and real estate management & development. Within information technology (“IT”), the Fund increased exposure to software but decreased exposure in internet software & services. Within energy, the Fund added to high conviction holdings that had been negatively impacted by declining oil prices while eliminating weaker positions in the sector. The Fund also decreased exposure in industrials, selling its largest position.

Describe portfolio positioning at period end.

•

As of period end, the Fund was overweight relative to the MSCI All Country World Small Cap Index in materials, health care, IT, and telecommunication services, while underweight in industrials, utilities, financials, consumer staples, and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Teleflex, Inc.	1%
NuVasive, Inc.	1
Owens & Minor, Inc.	1
SM Energy Co.	1
Merit Medical Systems, Inc.	1
Marcus & Millichap, Inc.	1
Elis SA	1
Steel Dynamics, Inc.	1
Pfenex, Inc.	1
Banca Popolare di Milano Scarl	1

Geographic Allocation	Percent of Long-Term Investments
United States	52%
United Kingdom	7
Canada	7
Japan	6
France	4
Switzerland	3
Italy	3
China	2
Australia	2
India	2
Other[1]	12

[1]	Includes holdings within countries that are 1% or less of long-term investments.

Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers in various foreign countries and in the United States.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

[5]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2015
		Average Annual Total Returns[6]
	6-Month Total Returns	1 Year	5 Years	Since Inception[7]
Global SmallCap Portfolio	5.53%	4.48%	12.09%	9.58%
MSCI World Index	5.09	7.41	10.51	6.28
MSCI All Country World Small Cap Index	6.66	6.61	10.59	8.13

[6]	See “About Fund Performance” on page 10.

[7]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]			Annualized Expense Ratio
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[8]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[8]
Global SmallCap Portfolio	$1,000.00	$1,055.30	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[8]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock, Inc. (“BlackRock”) has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	7

Fund Summary as of April 30, 2015	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2015, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The Fund’s underperformance during the period was driven largely by its energy exposure, particularly within oil, gas & consumable fuels, as falling crude oil prices hindered performance across several of the Fund’s positions, including independent energy companies Oasis Petroleum Inc. and Bill Barrett Corp. Selection in financials also dampened returns, particularly within real estate investment trusts. Selection in industrials, specifically aerospace & defense, detracted from relative performance, as did selection in materials, particularly chemicals.

•	Performance was aided by stock selection in information technology (“IT”), specifically within the software and communications equipment segments, as well as technology hardware & equipment and semiconductor equipment. Within software, positions in Electronic Arts, Inc. and TIBCO Software Inc. contributed to relative performance. Selection and a slight underweight position in utilities, particularly multi-utilities, also contributed positively to Fund performance.

Describe recent portfolio activity.

•

During the period, the Fund increased its exposure to financials, specifically to banks and insurance. Exposure to IT also increased, particularly within communications equipment and electronic equipment & instruments, as did exposure to materials, specifically in metals & mining. The Fund decreased exposure to health care, especially within pharmaceuticals and biotechnology.

Describe portfolio positioning at period end.

•

As of period end, the Fund was overweight relative to the S&P MidCap 400® Value Index in energy, consumer discretionary, and IT, while underweight in financials, utilities, materials, and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Teleflex, Inc.	2%
SM Energy Co.	2
Owens & Minor, Inc.	2
Thoratec Corp.	1
Waters Corp.	1
OGE Energy Corp.	1
Albemarle Corp.	1
Alexander & Baldwin, Inc.	1
Steel Dynamics, Inc.	1
Superior Energy Services, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Financials	24%
Information Technology	15
Industrials	14
Consumer Discretionary	12
Materials	9
Energy	8
Utilities	7
Health Care	7
Consumer Staples	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2015
		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Mid Cap Value Opportunities Portfolio	3.64%	6.58%	13.97%	9.70%
S&P MidCap 400® Value Index	5.26	10.74	13.96	8.73

[5]	See “About Fund Performance” on page 10.

[6]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[7]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,036.40	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[7]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	9

About Fund Performance

•

Institutional Shares (available only in BlackRock U.S. Mortgage Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares (available only in BlackRock U.S. Mortgage Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements. For the BlackRock U.S. Mortgage Portfolio, the standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2014 and held through April 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	APRIL 30, 2015

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	11

Schedule of Investments April 30, 2015	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Americredit Automobile Receivables Trust:
Series 2013-5, Class A2A, 0.65%, 3/08/17	$165	$164,604
Series 2013-5, Class A2B, 0.56%, 3/08/17 (a)	183	182,908
Bear Stearns Asset Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.34%, 9/25/36 (a)	80	64,746
Series 2007-HE3, Class 2A, 0.32%, 4/25/37 (a)	585	451,373
Carrington Mortgage Loan Trust:
Series 2006-FRE1, Class A4, 0.43%, 7/25/36 (a)	100	60,188
Series 2006-NC5, Class A3, 0.33%, 1/25/37 (a)	200	124,005
Series 2007-RFC1, Class A3, 0.32%, 12/25/36 (a)	100	65,320
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.18%, 10/25/37 (a)(b)	2,128	1,375,963
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (a)	545	470,709
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 1.08%, 11/25/34 (a)	36	34,859
Series 2006-13, Class 3AV2, 0.33%, 1/25/37 (a)	122	115,787
Series 2007-7, Class 2A2, 0.34%, 10/25/47 (a)	170	169,234
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class A, 1.50%, 4/15/21 (b)	700	701,963
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.36%, 8/15/25 (a)(b)	1,000	989,625
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.32%, 9/25/36 (a)	309	291,056
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A4, 0.48%, 3/25/36 (a)	100	64,266
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.18%, 6/17/31 (a)(b)	400	398,391
Series 2014-SFR2, Class A, 1.28%, 9/17/16 (a)(b)	1,385	1,385,000
Series 2015-SFR1, Class A, 1.63%, 3/17/32 (a)(b)	2,256	2,277,960
Series 2015-SFR2, Class A, 1.53%, 6/17/32 (a)(b)	1,100	1,103,774
JPMorgan Mortgage Acquisition Trust:
Series 2006-NC1, Class A5, 0.44%, 4/25/36 (a)	200	172,636
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,578	1,587,356
LFRF, Series 2015-1, Class A, 3.50%, 10/01/27 (b)	800	800,000

Asset-Backed Securities	Par (000)	Value
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A2, 0.29%, 11/25/36 (a)	$13	$6,658
Series 2006-10, Class 2A3, 0.34%, 11/25/36 (a)	130	65,784
Series 2006-10, Class 2A4, 0.40%, 11/25/36 (a)	28	14,103
Series 2006-2, Class 1A, 0.36%, 3/25/46 (a)	127	88,863
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.42%, 5/25/37 (a)	562	335,035
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.42%, 6/25/36 (a)	1,412	1,048,482
OCP CLO Ltd., Series 2012-2A, Class A2, 1.71%, 11/22/23 (a)(b)	1,300	1,298,032
Progress Residential Trust, Series 2015-SFR1, Class A, 1.58%, 2/17/32 (a)(b)	1,000	1,006,920
RAMP Trust, Series 2006-RZ2, Class A3, 0.45%, 5/25/36 (a)	380	342,542
Scholar Funding Trust, Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)	761	765,971
Silver Bay Realty Trust, Series 2014-1, Class A, 1.18%, 9/17/31 (a)(b)	1,080	1,070,021
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.48%, 11/25/35 (a)	94	93,438
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC1, Class A4, 0.31%, 2/25/37 (a)	590	513,688
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.43%, 6/17/32 (a)(b)	600	600,000
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	724,263
Total Asset-Backed Securities — 7.7%		21,025,523

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 6.7%
Banc of America Alternative Loan Trust, Series 2006-8, Class 1A4, 0.63%, 11/25/36 (a)	825	549,613
Banc of America Funding Trust, Series 2006-A, Class 3A2, 2.77%, 2/20/36 (a)	96	77,155
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.73%, 5/25/18 (a)	17	16,389
Series 2005-G, Class 2A4, 2.71%, 8/25/35 (a)	882	802,259

Portfolio Abbreviations
ADR	American Depositary Receipts	OTC	Over-the-counter
GDR	Global Depositary Receipt	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	USD	U.S. Dollar

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Series 2005-I, Class 2A5, 2.69%, 10/25/35 (a)	$587	$515,756
Bear Stearns ARM Trust, Series 2006-1, Class A1, 2.36%, 2/25/36 (a)	364	362,462
Bear Stearns Asset Backed Securities I Trust:
Series 2005-AC9, Class A5, 5.75%, 12/25/35	63	58,233
Series 2006-AC1, Class 1A2, 5.75%, 2/25/36 (c)	71	59,286
CHL Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35	292	285,741
Series 2006-HYB2, Class 3A1, 2.48%, 4/20/36 (a)	267	218,852
Citigroup Mortgage Loan Trust, Series 2009-11, Class 6A1, 1.52%, 10/25/35 (a)(b)	17	17,183
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	254	263,711
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	63	62,905
Series 2005-47CB, Class A2, 0.67%, 10/25/35 (a)	150	114,825
Series 2006-15CB, Class A1, 6.50%, 6/25/36	541	451,896
Series 2006-19CB, Class A15, 6.00%, 8/25/36	378	340,992
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	644	541,933
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	1,445	1,216,646
Series 2006-OA3, Class 1A1, 0.38%, 5/25/36 (a)	65	52,446
Series 2007-19, Class 1A4, 6.00%, 8/25/37	1,836	1,538,200
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	354	319,807
Series 2007-9T1, Class 1A1, 6.00%, 5/25/37	84	70,387
Series 2007-HY7C, Class A1, 0.32%, 8/25/37 (a)	2,569	2,168,530
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.37%, 4/25/46 (a)	318	255,978
Credit Suisse Mortgage Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	207	196,096
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.39%, 6/25/37 (a)	246	206,089
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.68%, 8/19/36 (a)	1,424	1,169,320
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 4.73%, 3/25/37 (a)	250	219,815
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.37%, 10/25/36 (a)	2,504	2,130,087
LSTAR Securities Investment Trust:
Series 2014-1, Class NOTE, 3.28%, 9/01/21 (a)(b)	1,046	1,051,366
Series 2014-2, Class A, 2.17%, 12/01/21 (a)(b)	1,228	1,213,549
Series 2015-1, Class A, 2.18%, 1/01/20 (a)(b)	1,476	1,454,855
Wells Fargo Mortgage Backed Securities, Series 2007-8, Class 2A2, 6.00%, 7/25/37	117	114,947

		18,117,309

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities — 5.7%
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.67%, 7/05/21 (a)(b)	$1,400	$1,401,316
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.49%, 12/15/34 (a)(b)	1,500	1,474,493
Hilton USA Trust, Series 2013-HLF, Class AFL, 1.17%, 11/05/30 (a)(b)	4,533	4,533,139
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class A4, 5.48%, 12/12/44 (a)	1,013	1,030,961
Series 2015-CSMO, Class A, 1.43%, 1/15/32 (a)(b)	1,600	1,598,250
Series 2015-CSMO, Class D, 3.48%, 1/15/32 (a)(b)	900	901,433
Series 2015-CSMO, Class E, 4.13%, 1/15/32 (a)(b)	900	901,397
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Class A4, 5.36%, 3/15/44	1,200	1,273,764
Series 2014-MP, Class A, 3.47%, 8/11/33 (b)	900	946,597
Velocity Commercial Capital Loan Trust, Series 2014-1, Class A, 2.17%, 9/25/44 (a)(b)	1,393	1,393,620

		15,454,970
Interest Only Commercial Mortgage-Backed Securities — 3.4%
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class XA, 2.03%, 12/10/45 (a)	4,080	369,157
Commercial Mortgage Trust:
Series 2013-CR7, Class XA, 1.67%, 3/10/46 (a)	3,881	301,148
Series 2014-CR14, Class XA, 1.04%, 2/10/47 (a)	2,206	103,683
Series 2014-CR15, Class XA, 1.49%, 2/10/47 (a)	15,603	1,040,855
Series 2015-DC1, Class XA, 1.34%, 2/04/48 (a)	9,506	758,498
Series 2015-LC19, Class XA, 1.38%, 2/10/48 (a)	3,396	306,115
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)	10,760	539,076
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)	9,200	438,840
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)	4,600	365,700
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 1.12%, 4/15/50 (a)	7,097	492,056
CSMC Trust, Series 2014-USA, Class X1, 0.70%, 9/17/37 (a)(b)	10,500	499,380
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C27, Class XA, 1.54%, 2/15/48 (a)	10,184	909,540
Series 2015-C28, Class XA, 1.21%, 10/15/48 (a)	9,750	762,450
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C13, Class XA, 1.38%, 11/15/46 (a)	2,960	212,661
Series 2014-C18, Class XA, 1.15%, 10/29/47 (a)	598	32,137
Series 2014-C19, Class XA, 1.32%, 12/15/47 (a)	6,387	467,169

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.15%, 2/15/48 (a)	$9,995	$731,117
Series 2015-NXS1, Class XA, 1.21%, 5/15/48 (a)	4,400	364,716
WFRBS Commercial Mortgage Trust:
Series 2014-C22, Class XA, 1.11%, 9/15/57 (a)	4,580	290,835
Series 2014-C24, Class XA, 1.14%, 11/15/47 (a)	2,295	155,237
Series 2014-LC14, Class XA, 1.62%, 3/15/47 (a)	2,567	208,811

		9,349,181
Total Non-Agency Mortgage-Backed Securities — 15.8%		42,921,460

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 1.2%
Freddie Mac:
Series 2014-DN4, Class M1, 1.58%, 10/27/24 (a)	584	584,600
Series 2411, Class FJ, 0.53%, 12/15/29 (a)	10	10,208
Ginnie Mae:
Series 2009-122, Class PY, 6.00%, 12/20/39	297	329,305
Series 2014-107, Class WX, 6.85%, 7/20/39 (a)	1,044	1,237,812
Series 2014-12, Class ZA, 3.00%, 1/20/44	623	606,257
Series 2014-62, Class Z, 3.00%, 4/20/44	515	485,991

		3,254,173
Interest Only Collateralized Mortgage Obligations — 0.1%
Ginnie Mae:
Series 2009-121, Class UI, 5.00%, 12/20/39	163	30,519
Series 2010-9, Class UI, 5.00%, 1/20/40	271	56,343
Series 2013-54, Class LI, 5.00%, 2/20/43	47	5,674
Series 2014-180, Class IO, 5.00%, 12/20/44	369	69,302
Series 2015-14, Class IO, 5.00%, 10/20/44	376	72,792

		234,630
Interest Only Commercial Mortgage-Backed Securities — 0.7%
Fannie Mae, Series 2012-M9, Class X1, 4.20%, 12/25/17 (a)	9,759	797,121
Freddie Mac:
Series K040, Class X1, 0.88%, 9/25/24 (a)	3,591	204,733
Series K041, Class X1, 0.69%, 10/25/24 (a)	5,192	230,530
Series K042, Class X1, 1.19%, 12/25/24 (a)	1,698	140,353
Series K043, Class X1, 0.68%, 12/25/24 (a)	15,997	717,014

		2,089,751

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities — 153.0%
Fannie Mae Mortgage-Backed Securities:
2.00%, 5/01/30 (d)	$900	$901,265
2.50%, 5/01/29-5/01/30 (d)	16,600	17,002,032
3.00%, 4/01/29-5/01/45 (d)	60,551	62,375,665
3.50%, 9/01/28-5/01/45 (d)	32,124	33,996,090
4.00%, 5/01/27-5/01/45 (d)	62,095	66,350,096
4.50%, 7/01/24-5/01/45 (d)	33,881	36,888,567
5.00%, 1/01/23-5/01/45 (d)	15,736	17,546,367
5.50%, 12/01/15-5/01/45 (d)	3,689	4,187,021
6.00%, 12/01/32-6/01/41	3,031	3,473,675
6.50%, 9/01/36-5/01/45 (d)	2,346	2,716,988
Freddie Mac Mortgage-Backed Securities:
3.00%, 5/01/30-5/01/45 (d)	13,188	13,490,440
3.50%, 7/01/26-5/01/45 (d)	12,642	13,253,572
4.00%, 5/01/30-5/01/45 (d)	20,437	21,833,329
4.50%, 1/01/19-10/01/44	1,264	1,369,597
5.00%, 11/01/24-10/01/41	3,453	3,864,253
5.50%, 6/01/41-5/01/45 (d)	2,582	2,913,138
6.00%, 6/01/27-11/01/39	622	707,866
Ginnie Mae Mortgage-Backed Securities:
3.00%, 5/15/45 (d)	11,400	11,718,941
3.50%, 9/15/42-5/15/45 (d)	34,173	36,039,526
4.00%, 9/20/40-5/15/45 (d)	38,126	40,878,626
4.50%, 5/15/40-5/15/45 (d)	11,595	12,646,486
5.00%, 12/15/34-5/15/45 (d)	6,092	6,764,046
5.50%, 7/15/38-12/20/41	2,243	2,547,140
6.00%, 5/15/45 (d)	1,400	1,592,500
6.50%, 10/15/38-2/20/41	965	1,135,233

		416,192,459
Total U.S. Government Sponsored Agency Securities — 155.0%		421,771,013

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.50%, 2/15/45	1,800	1,709,991
U.S. Treasury Notes, 1.75%, 3/31/22	2,500	2,491,797
Total U.S. Treasury Obligations — 1.6%		4,201,788
Total Investments Before TBA Sale Commitments and Options Written (Cost — $485,422,137) — 180.1%		489,919,784

TBA Sale Commitments (d)
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/30	8,300	(8,508,961)
3.00%, 5/01/30-5/01/45	29,900	(30,820,039)
3.50%, 5/01/30-5/01/45	12,700	(13,426,219)
4.00%, 5/01/45	35,625	(38,067,959)
4.50%, 5/01/45	10,300	(11,209,287)
5.00%, 5/01/45	4,500	(5,011,980)
5.50%, 5/01/45	3,000	(3,394,886)
6.00%, 5/01/45	400	(457,122)
Freddie Mac Mortgage-Backed Securities:
3.50%, 5/01/45	3,100	(3,243,073)
4.00%, 5/01/45	7,625	(8,136,589)
4.50%, 5/01/30-5/01/45	600	(648,305)
5.00%, 5/01/45	1,100	(1,221,906)

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

TBA Sale Commitments(d)	Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.50%, 5/15/45	$14,900	$(15,707,713)
4.00%, 5/15/45	19,700	(21,145,404)
4.50%, 5/15/45	2,300	(2,497,793)
5.00%, 5/15/45	3,200	(3,542,791)
5.50%, 5/15/45	500	(564,721)
Total TBA Sale Commitments (Proceeds — $167,527,377) — (61.6)%		(167,604,748)

Options Written
(Premiums Received — $55,550) — (0.0)%		(47,525)
Total Investments Net of TBA Sale Commitments and Options Written — 118.5%		322,267,511
Liabilities in Excess of Other Assets — (18.5)%		(50,228,645)

Net Assets — 100.0%		$272,038,866

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of April 30, 2015 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,069,523	$2,992
BNP Paribas Securities Corp.	$1,816,543	$40,918
Citigroup Global Markets, Inc.	$13,627,800	$58,393
Credit Suisse Securities (USA) LLC	$23,987,884	$53,259
Deutsche Bank Securities, Inc.	$26,693,574	$48,011
Goldman Sachs & Co.	$11,973,290	$3,087
J.P. Morgan Securities LLC	$10,210,508	$(13,393)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$19,538,828	$47,828
Morgan Stanley & Co. LLC	$628,488	$(738)
Nomura Securities International, Inc.	$4,087,890	$(16,311)
RBC Capital Markets, LLC	$2,524,496	$(5,929)
Wells Fargo Securities, LLC	$4,490,056	$11,658

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2015	$219,266	$642
(81)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2015	$9,730,758	17,531
29	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2015	$3,722,875	3,888
(10)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	June 2015	$1,645,000	51,539
(2)	Euro Dollar Futures	Chicago Mercantile	September 2015	$497,825	(1,248)
(1)	Euro Dollar Futures	Chicago Mercantile	March 2016	$248,012	(776)
10	Euro Dollar Futures	Chicago Mercantile	June 2016	$2,475,375	5,491
54	Euro Dollar Futures	Chicago Mercantile	September 2016	$13,340,025	(73)
(1)	Euro Dollar Futures	Chicago Mercantile	June 2017	$245,762	(1,051)
(53)	Euro Dollar Futures	Chicago Mercantile	September 2017	$13,007,525	9,203
(50)	Euro Dollar Futures	Chicago Mercantile	December 2017	$12,255,625	(40,304)
Total					$44,842

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	As of April 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.96%	Pay	3-month LIBOR	9/08/15	USD	700	$(10,702)
5-Year Interest Rate Swap	Citibank N.A.	Call	1.96%	Pay	3-month LIBOR	9/08/15	USD	400	(6,102)
5-Year Interest Rate Swap	Credit Suisse International	Call	1.99%	Pay	3-month LIBOR	9/08/15	USD	600	(9,808)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.99%	Pay	3-month LIBOR	9/08/15	USD	600	(9,808)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	1.96%	Receive	3-month LIBOR	9/08/15	USD	700	(3,548)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.96%	Receive	3-month LIBOR	9/08/15	USD	400	(2,033)
5-Year Interest Rate Swap	Credit Suisse International	Put	1.99%	Receive	3-month LIBOR	9/08/15	USD	600	(2,762)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.99%	Receive	3-month LIBOR	9/08/15	USD	600	(2,762)
Total									$(47,525)

•	As of April 30, 2015, centrally cleared credit default swaps - buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized (Depreciation)
CDX.NA.HY Series 23 Version 3	5.00%	Chicago Mercantile	12/20/19	USD	3,920	$(92,512)

•	As of April 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.49%[1]	3-month LIBOR	Chicago Mercantile	4/20/20	USD	4,500	$16,614
2.31%[1]	3-month LIBOR	Chicago Mercantile	3/11/25	USD	500	(10,545)
2.42%[1]	3-month LIBOR	Chicago Mercantile	4/24/45	USD	410	8,696
2.38%[1]	3-month LIBOR	Chicago Mercantile	4/24/45	USD	400	11,944
2.39%[1]	3-month LIBOR	Chicago Mercantile	4/24/45	USD	400	11,042
2.42%[1]	3-month LIBOR	Chicago Mercantile	4/24/45	USD	380	7,851
Total						$45,602

[1]	Fund pays the fixed rate and receives the floating rate.

•	As of April 30, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	644	$5,142	$(424)	$5,566

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	513	4,090	5,428	(1,338)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	469	3,739	8,765	(5,026)

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/39	USD	454	3,622	(4,145)	7,767

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/39	USD	549	(4,382)	(6,466)	2,084

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	857	(6,836)	(9,820)	2,984

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	JPMorgan Chase Bank N.A.	1/12/39	USD	806	(6,426)	(7,236)	810

Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	103	818	657	161

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

As of April 30, 2015, OTC total return swaps outstanding were as follows: (continued)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Bank of America N.A.	1/12/41	USD	69	$759	$(1,062)	$1,821

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	173	1,898	(2,757)	4,655

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/41	USD	69	759	(699)	1,458

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	173	1,897	(2,996)	4,893

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	(1,053)	1,812

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	(1,041)	1,800

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	(879)	1,638

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	(595)	1,354

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	(388)	1,147

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	791	(32)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/41	USD	69	759	908	(149)

Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/41	USD	69	(759)	350	(1,109)

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	185	3,242	(803)	4,045

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	93	1,621	(1,442)	3,063

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	93	1,621	(123)	1,744

Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	93	1,621	(8)	1,629

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	179	2,648	(1,475)	4,123

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	89	1,323	(1,883)	3,206

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	89	1,324	(1,744)	3,068

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	89	1,324	(1,537)	2,861

Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/45	USD	89	1,323	(1,472)	2,795

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	17

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

As of April 30, 2015, OTC total return swaps outstanding were as follows: (concluded)

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/45	USD	89	$1,323	$(738)	$2,061
Total						$27,004	$(33,887)	$60,891

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$21,025,523	—	$21,025,523
Non-Agency Mortgage-Backed Securities	—	35,337,288	$7,584,172	42,921,460
U.S. Government Sponsored Agency Securities	—	421,771,013	—	421,771,013
U.S. Treasury Obligations	—	4,201,788	—	4,201,788
Liabilities:
Investments:
TBA Sale Commitments	—	(167,604,748)	—	(167,604,748)

Total	—	$314,730,864	$7,584,172	$322,315,036

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$88,294	$124,692	—	$212,986
Liabilities:
Credit contracts	—	(92,512)	—	(92,512)
Interest rate contracts	(43,452)	(65,724)	—	(109,176)

Total	$44,842	$(33,544)	—	$11,298

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 77,108,827	—	—	$ 77,108,827
Cash pledged for financial futures contracts	150,000	—	—	150,000
Cash pledged for centrally cleared swaps	365,000	—	—	365,000
Liabilities:
Cash received as collateral for TBA commitments	—	$ (30,000)	—	(30,000)

Total	$ 77,623,827	$ (30,000)	—	$ 77,593,827

During the year ended April 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening balance, as of April 30, 2014	$983,000	—	$983,000
Transfers into Level 3	—	—	—
Transfers out of Level 3	(983,000)	—	(983,000)
Accrued discounts/premiums	—	$6,225	6,225
Net realized gain (loss)	—	3,529	3,529
Net change in unrealized appreciation (depreciation)[1,2]	—	(5,612)	(5,612)
Purchases	—	7,933,027	7,933,027
Sales	—	(352,997)	(352,997)

Closing balance, as of April 30, 2015	—	$7,584,172	$7,584,172

Net change in unrealized appreciation (depreciation) on investments held as of April 30, 2015[2]	—	$(5,612)	$(5,612)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	19

Schedule of Investments April 30, 2015	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.3%
Arcos Dorados Holdings, Inc., Class A	77,499	$464,994
Australia — 2.1%
Cochlear Ltd.	15,100	994,296
Iluka Resources Ltd.	51,700	329,451
Orocobre Ltd. (a)(b)	482,049	929,816
Pancontinental Oil & Gas NL (a)	2,707,000	25,340
Parnell Pharmaceuticals Holdings Pty Ltd. (a)	88,194	360,713
Stockland	319,929	1,118,157

		3,757,773
Austria — 0.6%
Schoeller-Bleckmann Oilfield Equipment AG	14,400	1,015,157
Belgium — 1.2%
Mobistar SA (a)	78,200	1,492,718
Ontex Group NV (a)	19,467	578,886

		2,071,604
Brazil — 0.7%
Brasil Insurance Participacoes e Administracao SA	239,954	148,928
Cia Hering	153,931	909,398
Ser Educacional SA	46,019	213,985

		1,272,311
British Virgin Islands — 0.5%
Atlas Mara Co.-Nvest Ltd. (a)(b)	116,900	806,610
Canada — 6.8%
Africa Oil Corp. (a)(b)	676,800	1,464,109
BlackBerry Ltd. (a)	54,400	552,704
BRP, Inc. (a)	25,300	561,360
Cara Operations Ltd. (a)	2,400	62,661
Cathedral Energy Services Ltd.	43,440	84,972
Continental Gold Ltd. (a)(b)	622,500	1,135,102
Diagnocure, Inc. (a)	739,426	91,930
Dollarama, Inc.	21,100	1,211,610
Element Financial Corp. (a)	92,500	1,326,357
Halogen Software, Inc. (a)	35,800	311,562
Lundin Mining Corp. (a)	258,500	1,285,537
Painted Pony Petroleum Ltd. (a)	171,487	1,061,755
Premier Gold Mines Ltd. (a)	346,400	706,294
Torex Gold Resources, Inc. (a)	1,146,700	1,064,487
Trevali Mining Corp. (a)	759,500	742,818
Trevali Mining Corp. (a)	214,873	210,153

		11,873,411
China — 2.2%
Angang Steel Co. Ltd., Class H	1,338,000	1,111,901
China Taiping Insurance Holdings Co. Ltd. (a)	261,334	970,884
Daphne International Holdings Ltd. (b)	1,163,600	324,284
Far East Horizon Ltd.	1,153,000	1,217,652
Parkson Retail Group Ltd. (b)	532,500	134,916

		3,759,637
Cyprus — 0.2%
Globaltrans Investment PLC - GDR, Registered Shares (a)	78,900	390,555
Denmark — 1.2%
ALK-Abello A/S	4,000	473,620
Sydbank A/S	41,800	1,569,093

		2,042,713
France — 4.0%
Elior Participations SCA	46,324	868,687
Elis SA (a)	83,909	1,706,276

Common Stocks	Shares	Value
France (concluded)
Eurofins Scientific SE	1,200	$338,022
GameLoft SE (a)(b)	116,200	614,445
Klepierre	22,048	1,069,454
Saft Groupe SA	30,400	1,212,457
UBISOFT Entertainment (a)	69,700	1,285,253

		7,094,594
Germany — 1.3%
GEA Group AG	13,450	645,950
Rheinmetall AG	18,450	944,601
Vossloh AG (b)	10,400	654,477

		2,245,028
Hong Kong — 0.7%
Chow Sang Sang Holdings International Ltd.	215,000	495,097
Clear Media Ltd. (b)	318,000	373,777
Melco International Development Ltd. (b)	200,000	338,156

		1,207,030
India — 2.0%
Container Corp. of India Ltd.	26,150	674,408
IDFC Ltd.	383,481	1,066,731
Indiabulls Real Estate Ltd.	573,100	536,275
Sun TV Network Ltd.	76,600	418,659
Zee Entertainment Enterprises Ltd.	162,800	797,529

		3,493,602
Indonesia — 0.9%
Bank Tabungan Negara Persero Tbk PT	9,039,900	774,537
Tower Bersama Infrastructure Tbk PT	1,166,500	762,668

		1,537,205
Ireland — 0.7%
Ryanair Holdings PLC - ADR	20,000	1,297,000
Italy — 2.7%
Banca Popolare di Milano Scarl (a)	1,594,572	1,643,092
Beni Stabili SpA SIIQ	1,394,200	1,149,622
Mediolanum SpA	88,400	742,006
Unipol Gruppo Finanziario SpA	236,300	1,239,673

		4,774,393
Japan — 5.7%
Asics Corp.	32,550	835,242
The Bank of Yokohama Ltd.	205,000	1,301,046
Don Quijote Holdings Co. Ltd.	11,900	907,903
Hisaka Works Ltd.	33,000	302,782
JGC Corp.	30,000	624,326
Mitsui Chemicals, Inc.	475,000	1,570,346
NGK Insulators Ltd.	38,000	853,622
Rohm Co. Ltd.	17,500	1,213,884
Tokyo Broadcasting System Holdings, Inc.	106,100	1,390,674
Tokyo Steel Manufacturing Co. Ltd.	157,000	1,083,853

		10,083,678
Luxembourg — 0.5%
B&M European Value Retail SA	49,245	227,933
Stabilus SA (a)	19,736	687,399

		915,332
Malaysia — 0.2%
AirAsia Bhd	639,950	407,886
Norway — 0.6%
Hoegh LNG Holdings Ltd. (b)	74,400	1,002,737

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Norway (concluded)
RenoNorden ASA (a)	8,367	$53,164

		1,055,901
Poland — 0.5%
Alior Bank SA (a)	36,200	883,363
South Korea — 1.0%
KNB Financial Group Co. Ltd. (a)	30,200	285,942
Lotte Chemical Corp.	6,200	1,438,363

		1,724,305
Sweden — 1.1%
Boliden AB	73,100	1,588,147
The Thule Group AB (b)	31,020	353,627

		1,941,774
Switzerland — 3.1%
Aryzta AG	23,444	1,581,934
Basilea Pharmaceutica (a)(b)	7,724	921,377
Leonteq AG	8,000	1,371,190
OC Oerlikon Corp. AG	61,500	804,514
Straumann Holding AG	2,900	820,513

		5,499,528
United Arab Emirates — 0.0%
Polarcus Ltd. (a)	690,560	34,954
United Kingdom — 6.9%
APR Energy PLC (b)	18,130	101,160
Arrow Global Group PLC	310,400	1,236,416
ASOS PLC (a)	4,200	241,277
AVEVA Group PLC	27,700	719,000
Babcock International Group PLC	40,600	626,289
Balfour Beatty PLC	214,700	799,518
Crest Nicholson Holdings PLC	101,500	696,867
De La Rue PLC	77,400	650,445
Exova Group PLC (a)	300,562	876,583
IMI PLC	40,900	783,745
Intertek Group PLC	27,700	1,107,038
Man Group PLC	371,000	1,093,892
Michael Page International PLC	99,900	813,869
Poundland Group PLC	62,800	301,917
Quotient Ltd. (a)	62,896	893,123
Virgin Money Holdings UK PLC (a)	205,737	1,244,115

		12,185,254
United States — 51.2%
Abercrombie & Fitch Co., Class A	1,622	36,463
Albemarle Corp.	18,600	1,110,420
AMC Entertainment Holdings, Inc., Class A	27,121	815,257
American Campus Communities, Inc.	26,300	1,055,682
Angie’s List, Inc. (a)(b)	29,500	173,165
ARRIS Group, Inc. (a)	28,496	959,603
Aruba Networks, Inc. (a)	17,700	435,597
Axiall Corp.	22,543	919,754
Barracuda Networks, Inc. (a)	20,700	838,971
Blackhawk Network Holdings, Inc., Class B (a)	35,760	1,312,750
Bloomin’ Brands, Inc.	36,963	837,582
Burlington Stores, Inc. (a)	11,700	603,369
CARBO Ceramics, Inc. (b)	11,000	486,530
Celanese Corp., Class A	18,300	1,214,388
Chart Industries, Inc. (a)	3,000	121,650
Constant Contact, Inc. (a)	32,074	1,117,779
CyrusOne, Inc.	47,786	1,552,089
Deckers Outdoor Corp. (a)	12,284	909,016
DeVry Education Group, Inc.	16,900	511,056
DSP Group, Inc. (a)	57,900	658,902

Common Stocks	Shares	Value
United States (continued)
DXP Enterprises, Inc. (a)	17,000	$765,850
E*TRADE Financial Corp. (a)	40,600	1,168,874
Essent Group Ltd. (a)	49,100	1,225,045
Etsy, Inc. (a)	3,600	80,064
EVINE Live, Inc. (a)	93,800	559,048
FCB Financial Holdings, Inc., Class A (a)	47,900	1,281,804
First Solar, Inc. (a)	18,500	1,103,895
Five Below, Inc. (a)	24,400	822,768
Flowers Foods, Inc.	50,566	1,129,644
Foot Locker, Inc.	5,938	353,014
GNC Holdings, Inc., Class A	24,372	1,049,215
Heritage Insurance Holdings, Inc. (a)	67,300	1,349,365
IDEX Corp.	19,000	1,425,190
Informatica Corp. (a)	27,800	1,336,346
Inogen, Inc. (a)	20,415	750,047
Insulet Corp. (a)	51,861	1,548,051
j2 Global, Inc.	16,600	1,151,542
KBR, Inc.	64,400	1,125,068
The KEYW Holding Corp. (a)(b)	31,353	302,556
Kraton Performance Polymers, Inc. (a)	34,700	782,138
La Quinta Holdings, Inc. (a)	57,705	1,389,536
Live Nation Entertainment, Inc. (a)(b)	38,100	954,786
LKQ Corp. (a)	58,007	1,570,250
Manpowergroup, Inc.	13,000	1,109,290
Marcus & Millichap, Inc. (a)	49,631	1,755,945
The Men’s Wearhouse, Inc.	15,141	856,829
Mentor Graphics Corp.	48,600	1,162,998
Merit Medical Systems, Inc. (a)	91,677	1,779,451
Monotype Imaging Holdings, Inc.	24,900	807,009
MSC Industrial Direct Co., Inc., Class A	13,100	930,886
New Relic, Inc. (a)(b)	14,500	471,105
Nordson Corp.	12,600	1,003,590
NuVasive, Inc. (a)	46,959	2,100,476
Oasis Petroleum, Inc. (a)(b)	58,600	1,051,284
OSI Systems, Inc. (a)	19,849	1,334,051
Owens & Minor, Inc.	54,994	1,854,398
Oxford Industries, Inc.	3,100	246,295
Pacific Biosciences of California, Inc. (a)	177,973	918,341
Pfenex, Inc. (a)	126,483	1,688,548
Pinnacle Foods, Inc.	15,257	618,671
Pitney Bowes, Inc.	49,398	1,105,033
PNM Resources, Inc.	31,000	861,180
Prestige Brands Holdings, Inc. (a)	24,853	975,480
PrivateBancorp, Inc.	21,400	793,298
Procera Networks, Inc. (a)	61,400	706,714
PTC, Inc. (a)	35,500	1,361,070
PVH Corp.	5,820	601,497
Qlik Technologies, Inc. (a)	34,900	1,214,171
Rouse Properties, Inc.	91,371	1,596,251
Semtech Corp. (a)	31,892	742,765
Silver Bay Realty Trust Corp.	66,446	1,027,920
SM Energy Co.	31,400	1,820,258
Smart & Final Stores, Inc. (a)	47,300	819,236
Steel Dynamics, Inc.	76,500	1,692,945
Stratasys Ltd. (a)(b)	23,200	868,840
SUPERVALU, Inc. (a)	151,209	1,329,127
Synovus Financial Corp.	44,500	1,230,870
TECO Energy, Inc.	45,400	860,330
Teleflex, Inc.	17,452	2,145,898
Thoratec Corp. (a)	38,997	1,564,170
Timken Co.	13,000	510,770
TimkenSteel Corp.	20,033	584,763
TransEnterix, Inc. (a)(b)	228,362	858,641
Tribune Media Co., Class A	28,079	1,574,390

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	21

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Urban Outfitters, Inc. (a)	13,323	$533,453
Varonis Systems, Inc. (a)	13,500	388,125
Vera Bradley, Inc. (a)	72,251	1,028,854
Verint Systems, Inc. (a)	25,500	1,566,465
Virtu Financial, Inc., Class A (a)	10,500	224,595
Zynga, Inc., Class A (a)	306,900	751,905

		89,922,300
Total Common Stocks — 98.9%		173,757,892

Warrants (c)
British Virgin Islands — 0.0%
Atlas Mara Co-Nvest Ltd. (Issued/Exercisable 12/17/13, 1 Share for 1 Warrant, Expires 12/17/17, Strike Price USD 11.50)	77,800	38,900
United Kingdom — 0.2%
Quotient Ltd. (Issued/Exercisable 5/27/14, 1 Share for 1 Warrant, Expires 10/25/15, Strike Price USD 8.80)	69,920	399,243
Total Warrants — 0.2%		438,143

Total Long-Term Investments (Cost — $145,750,889) — 99.1%		174,196,035

Short-Term Securities	Beneficial Interest (000)	Value
Money Market Funds — 4.5%
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)(f)	$7,793	$7,792,681

	Par (000)
Time Deposits
United States — 1.4%
JPMorgan Chase Bank N.A., 0.12%, 5/01/15	2,516	2,515,594

Total Short-Term Securities (Cost — $10,308,275) — 5.9%		10,308,275
Total Investments (Cost — $156,059,164) — 105.0%		184,504,310
Liabilities in Excess of Other Assets — (5.0)%		(8,833,588)

Net Assets — 100.0%		$175,670,722

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(f)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2014	Net Activity	Beneficial Interest Held at April 30, 2015	Income
BlackRock Liquidity Series, LLC, Money Market Series	$13,584,149	$(5,791,468)	$7,792,681	$316,624

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (continued)	Global SmallCap Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$ 464,994	—	—	$ 464,994
Australia	360,713	$ 3,397,060	—	3,757,773
Austria	—	1,015,157	—	1,015,157
Belgium	1,492,718	578,886	—	2,071,604
Brazil	1,272,311	—	—	1,272,311
British Virgin Islands	806,610	—	—	806,610
Canada	11,873,411	—	—	11,873,411
China	324,284	3,435,353	—	3,759,637
Cyprus	390,555	—	—	390,555
Denmark	—	2,042,713	—	2,042,713
France	1,706,276	5,388,318	—	7,094,594
Germany	—	2,245,028	—	2,245,028
Hong Kong	373,777	833,253	—	1,207,030
India	—	3,493,602	—	3,493,602
Indonesia	762,668	774,537	—	1,537,205
Ireland	1,297,000	—	—	1,297,000
Italy	—	4,774,393	—	4,774,393
Japan	—	10,083,678	—	10,083,678
Luxembourg	—	915,332	—	915,332
Malaysia	407,886	—	—	407,886
Norway	—	1,055,901	—	1,055,901
Poland	—	883,363	—	883,363
South Korea	285,942	1,438,363	—	1,724,305
Sweden	353,627	1,588,147	—	1,941,774
Switzerland	—	5,499,528	—	5,499,528
United Arab Emirates	—	34,954	—	34,954
United Kingdom	4,927,717	7,257,537	—	12,185,254
United States	89,922,300	—	—	89,922,300
Warrants	399,243	38,900	—	438,143
Short-Term Securities:
Money Market Funds	—	7,792,681	—	7,792,681
Time Deposits	—	2,515,594	—	2,515,594

Total	$ 117,422,032	$ 67,082,278	—	$ 184,504,310

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$ 45,846	—	—	$ 45,846
Liabilities:
Collateral on securities loaned at value	—	$ (7,792,681)	—	(7,792,681)

Total	$ 45,846	$ (7,792,681)	—	$ (7,746,835)

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1[2]	Transfers into Level 2[2]	Transfers out of Level 2[1]
Assets:
Long-Term Investments
Common Stocks
Australia	—	$(73,886)	$73,886	—
Belgium	$1,325,057	—	—	$(1,325,057)
China	382,053	(132,342)	132,342	(382,053)
Indonesia	643,453	—	—	(643,453)
Malaysia	324,520	—	—	(324,520)
Norway	—	(909,375)	909,375	—
United Kingdom	—	(927,170)	927,170	—

Total	$2,675,083	$(2,042,773)	$2,042,773	$(2,675,083)

[1]	Systematic Fair Value Prices were not utilized at period end for these investments.

[2]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments April 30, 2015	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.9%
KLX, Inc. (a)	40,057	$1,678,789
Triumph Group, Inc.	23,731	1,405,824

		3,084,613
Air Freight & Logistics — 1.3%
Expeditors International of Washington, Inc.	45,953	2,106,026
Airlines — 0.5%
JetBlue Airways Corp. (a)(b)	38,300	786,299
Auto Components — 1.0%
Lear Corp.	8,265	917,663
Tenneco, Inc. (a)	14,079	822,917

		1,740,580
Banks — 7.1%
Citizens Financial Group, Inc.	69,282	1,804,796
East West Bancorp, Inc.	16,000	649,440
FCB Financial Holdings, Inc., Class A (a)	47,700	1,276,452
First Horizon National Corp.	110,101	1,568,939
First Niagara Financial Group, Inc.	139,100	1,265,115
Hancock Holding Co.	30,600	890,766
People’s United Financial, Inc.	34,900	527,339
Popular, Inc. (a)	17,600	570,768
Prosperity Bancshares, Inc.	22,300	1,189,482
Synovus Financial Corp.	71,300	1,972,158

		11,715,255
Capital Markets — 2.6%
Ares Management LP	66,116	1,197,361
Federated Investors, Inc., Class B	42,900	1,475,760
Janus Capital Group, Inc.	75,400	1,349,660
Virtu Financial, Inc., Class A (a)	10,000	213,900

		4,236,681
Chemicals — 3.0%
Albemarle Corp.	38,699	2,310,330
Axiall Corp.	20,686	843,989
FMC Corp.	22,200	1,316,682
Huntsman Corp.	18,900	435,645

		4,906,646
Commercial Services & Supplies — 1.8%
The ADT Corp.	51,803	1,947,793
Pitney Bowes, Inc.	47,032	1,052,106

		2,999,899
Communications Equipment — 2.3%
ARRIS Group, Inc. (a)	22,639	762,368
JDS Uniphase Corp. (a)	143,000	1,810,380
Juniper Networks, Inc.	45,500	1,202,565

		3,775,313
Construction & Engineering — 1.5%
KBR, Inc.	92,300	1,612,481
Quanta Services, Inc. (a)	31,700	916,447

		2,528,928
Consumer Finance — 1.8%
Ally Financial, Inc. (a)	46,300	1,013,507
SLM Corp. (a)	190,864	1,944,904

		2,958,411
Containers & Packaging — 1.5%
Owens-Illinois, Inc. (a)(b)	38,100	910,971

Common Stocks	Shares	Value
Containers & Packaging (concluded)
Rock-Tenn Co., Class A	25,200	$1,587,096

		2,498,067
Distributors — 0.9%
LKQ Corp. (a)	55,847	1,511,778
Diversified Consumer Services — 0.4%
DeVry Education Group, Inc.	22,406	677,557
Electric Utilities — 4.3%
ALLETE, Inc.	20,500	1,031,150
OGE Energy Corp.	71,400	2,333,352
PNM Resources, Inc.	62,600	1,739,028
Westar Energy, Inc.	52,000	1,957,800

		7,061,330
Electrical Equipment — 1.4%
AMETEK, Inc.	24,125	1,264,633
Hubbell, Inc., Class B	10,400	1,131,832

		2,396,465
Electronic Equipment, Instruments & Components — 3.1%
Arrow Electronics, Inc. (a)	30,300	1,809,213
Ingram Micro, Inc., Class A (a)	73,115	1,839,573
Knowles Corp. (a)(b)	79,494	1,523,900

		5,172,686
Energy Equipment & Services — 3.9%
Helix Energy Solutions Group, Inc. (a)	62,900	1,036,592
Oceaneering International, Inc.	21,900	1,206,909
Patterson-UTI Energy, Inc.	95,400	2,132,190
Superior Energy Services, Inc.	84,800	2,162,400

		6,538,091
Food & Staples Retailing — 0.9%
SUPERVALU, Inc. (a)	165,515	1,454,877
Food Products — 1.8%
Flowers Foods, Inc.	40,935	914,488
Pinnacle Foods, Inc.	24,766	1,004,261
Tyson Foods, Inc., Class A	28,042	1,107,659

		3,026,408
Health Care Equipment & Supplies — 3.3%
Teleflex, Inc.	24,515	3,014,364
Thoratec Corp. (a)	61,198	2,454,652

		5,469,016
Health Care Providers & Services — 1.7%
Owens & Minor, Inc.	81,458	2,746,764
Hotels, Restaurants & Leisure — 0.8%
Wyndham Worldwide Corp.	15,990	1,365,546
Household Durables — 2.4%
Jarden Corp. (a)	32,075	1,641,599
Mohawk Industries, Inc. (a)	8,495	1,473,883
Newell Rubbermaid, Inc.	20,718	789,977

		3,905,459
Household Products — 1.0%
Energizer Holdings, Inc.	12,118	1,655,561
Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.	15,600	1,505,400
Insurance — 5.2%
Alleghany Corp. (a)	3,100	1,467,912

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Arthur J Gallagher & Co.	20,200	$966,166
Brown & Brown, Inc.	19,800	632,610
FNF Group	47,500	1,709,525
The Hanover Insurance Group, Inc.	27,400	1,878,818
Primerica, Inc.	4,900	226,478
W.R. Berkley Corp.	36,600	1,793,034

		8,674,543
IT Services — 2.4%
Acxiom Corp. (a)	86,400	1,508,544
Amdocs Ltd.	16,600	914,162
DST Systems, Inc.	13,800	1,588,104

		4,010,810
Life Sciences Tools & Services — 1.4%
Waters Corp. (a)	19,207	2,404,524
Machinery — 3.5%
Crane Co.	23,824	1,455,885
Donaldson Co, Inc.	35,100	1,311,687
Dover Corp.	12,600	954,072
Flowserve Corp.	9,100	532,623
Parker Hannifin Corp.	8,300	990,688
Timken Co.	15,600	612,924

		5,857,879
Media — 2.1%
AMC Entertainment Holdings, Inc., Class A	25,847	776,961
Live Nation Entertainment, Inc. (a)	45,281	1,134,742
Tribune Media Co., Class A	28,195	1,580,894

		3,492,597
Metals & Mining — 3.7%
Carpenter Technology Corp.	36,300	1,569,975
Royal Gold, Inc.	14,900	961,497
Steel Dynamics, Inc.	100,000	2,213,000
United States Steel Corp.	61,400	1,474,828

		6,219,300
Multiline Retail — 0.5%
Big Lots, Inc.	19,629	894,493
Multi-Utilities — 3.0%
Alliant Energy Corp.	27,100	1,638,737
MDU Resources Group, Inc.	74,100	1,651,689
TECO Energy, Inc.	84,600	1,603,170

		4,893,596
Oil, Gas & Consumable Fuels — 4.2%
Concho Resources, Inc. (a)	10,300	1,304,598
Energen Corp.	9,800	697,466
Oasis Petroleum, Inc. (a)(b)	87,174	1,563,902
SM Energy Co.	49,000	2,840,530
World Fuel Services Corp.	8,700	482,850

		6,889,346
Paper & Forest Products — 0.8%
Domtar Corp.	31,600	1,365,752
Professional Services — 0.4%
Manpowergroup, Inc.	7,700	657,041
Real Estate Investment Trusts (REITs) — 4.9%
American Campus Communities, Inc.	39,857	1,599,860
Digital Realty Trust, Inc. (b)	2,400	152,184
Equity Commonwealth (a)	25,917	653,368
LTC Properties, Inc.	37,818	1,643,570
Outfront Media, Inc.	28,719	824,810

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Tanger Factory Outlet Centers	43,714	$1,467,916
WP GLIMCHER, Inc.	119,422	1,791,330

		8,133,038
Real Estate Management & Development — 1.4%
Alexander & Baldwin, Inc.	55,561	2,249,109
Semiconductors & Semiconductor Equipment — 2.7%
Atmel Corp.	119,100	902,778
First Solar, Inc. (a)	16,200	966,654
Microchip Technology, Inc.	22,700	1,081,769
Semtech Corp. (a)	34,781	810,049
Skyworks Solutions, Inc.	8,200	756,450

		4,517,700
Software — 3.8%
Activision Blizzard, Inc.	77,100	1,759,037
Check Point Software Technologies Ltd. (a)(b)	15,300	1,277,244
Electronic Arts, Inc. (a)(b)	14,100	819,069
PTC, Inc. (a)	35,943	1,378,055
Solera Holdings, Inc.	22,500	1,091,700

		6,325,105
Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A	3,667	82,434
Foot Locker, Inc.	5,431	322,873
GNC Holdings, Inc., Class A	23,036	991,700
Murphy USA, Inc. (a)	18,773	1,226,440
Staples, Inc.	107,092	1,747,741
Urban Outfitters, Inc. (a)	11,952	478,558

		4,849,746
Textiles, Apparel & Luxury Goods — 1.1%
Coach, Inc.	3,674	140,383
Deckers Outdoor Corp. (a)	11,717	867,058
PVH Corp.	8,126	839,822

		1,847,263
Thrifts & Mortgage Finance — 0.7%
New York Community Bancorp, Inc.	68,500	1,177,515
Trading Companies & Distributors — 0.6%
MSC Industrial Direct Co., Inc., Class A	13,900	987,734
Total Long-Term Investments (Cost — $139,382,959) — 98.4%		163,270,747

Short-Term Securities	Beneficial Interest (000)
Money Market Funds — 3.7%
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (c)(d)(e)	$6,217	6,216,739

	Par (000)
Time Deposits — 2.0%
JPMorgan Chase Bank N.A., 0.12%, 5/01/15	3,275	3,275,333
Total Short-Term Securities (Cost — $9,492,072) — 5.7%		9,492,072
Total Investments (Cost — $148,875,031) — 104.1%		172,762,819
Liabilities in Excess of Other Assets — (4.1)%		(6,832,282)

Net Assets — 100.0%		$165,930,537

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2014	Net Activity	Beneficial Interest Held at April 30, 2015	Income
BlackRock Liquidity Series, LLC, Money Market Series	$10,554,459	$(4,337,720)	$6,216,739	$57,002

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 – unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$163,270,747	—	—	$163,270,747
Short-Term Securities:
Money Market Funds	—	$6,216,739	—	6,216,739
Time Deposits	—	3,275,333	—	3,275,333

Total	$163,270,747	$9,492,072	—	$172,762,819

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, collateral on securities loaned at value of $6,216,739 is categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	27

Statements of Assets and Liabilities

April 30, 2015	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$489,919,784	$176,711,629	$166,546,080
Investments at value — affiliated[3]	—	7,792,681	6,216,739
Cash	77,108,827	—	—
Cash pledged for financial futures contracts	150,000	—	—
Cash pledged for centrally cleared swaps	365,000	—	—
Foreign currency at value[4]	—	45,846	—
Variation margin receivable on centrally cleared swaps	15,330	—	—
Variation margin receivable on financial futures contracts	28,924	—	—
Investments sold receivable	3,905,158	978,860	3,004,702
TBA sale commitments receivable	167,527,377	—	—
Swap premiums paid	16,899	—	—
Unrealized appreciation on OTC swaps	68,545	—	—
Capital shares sold receivable	679,795	278,362	182,590
Interest receivable	715,891	—	—
Dividends receivable	—	156,694	90,850
Receivable from Manager	202	26,730	14,936
Securities lending income receivable — affiliated	—	22,463	2,451
Prepaid expenses	13,848	12,617	12,928

Total assets	740,515,580	186,025,882	176,071,276

Liabilities
Options written at value[5]	47,525	—	—
TBA sale commitments at value[6]	167,604,748	—	—
Cash received as collateral for TBA commitments	30,000	—	—
Collateral on securities loaned at value	—	7,792,681	6,216,739
Variation margin payable on financial futures contracts	8,563	—	—
Investments purchased payable	299,810,568	1,742,016	3,284,373
Swap premiums received	50,786	—	—
Swaps payable	657	—	—
Unrealized depreciation on OTC swaps	7,654	—	—
Income dividends payable	130,391	—	—
Capital shares redeemed payable	532,703	675,970	556,143
Deferred foreign capital gain tax payable	—	7,433	—
Investment advisory fees payable	99,609	—	—
Service and distribution fees payable	23,571	—	—
Other affiliates payable	1,239	1,132	1,119
Officer’s and Trustees’ fees payable	4,471	4,576	4,584
Other accrued expenses payable	124,229	131,352	77,781

Total liabilities	468,476,714	10,355,160	10,140,739

Net Assets	$272,038,866	$175,670,722	$165,930,537

[1] Investments at cost — unaffiliated	$485,422,137	$148,266,483	$142,658,292
[2] Securities loaned at value	—	$7,078,932	$5,984,572
[3] Investments at cost — affiliated	—	$7,792,681	$6,216,739
[4] Foreign currency at cost	—	$45,975	—
[5] Premiums received	$55,550	—	—
[6] Proceeds from TBA sale commitments	$167,527,377	—	—

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Statements of Assets and Liabilities (concluded)

April 30, 2015	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$265,664,010	$145,377,583	$131,278,102
Undistributed (distributions in excess of) net investment income	(99,094)	(759,851)	696,097
Accumulated net realized gain	1,986,826	2,617,236	10,068,538
Net unrealized appreciation (depreciation)	4,487,124	28,435,754	23,887,800

Net Assets	$272,038,866	$175,670,722	$165,930,537

Net asset value per share	—	$14.49	$14.27

Shares outstanding[7]	—	12,123,227	11,624,202

Net Asset Value
Institutional
Net assets	$195,168,878	—	—

Shares outstanding[7]	18,499,502	—	—

Net asset value	$10.55	—	—

Investor A
Net assets	$62,676,756	—	—

Shares outstanding[7]	5,951,489	—	—

Net asset value	$10.53	—	—

Investor C
Net assets	$14,193,232	—	—

Shares outstanding[7]	1,347,389	—	—

Net asset value	$10.53	—	—

[7] Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	29

Statements of Operations

Year Ended April 30, 2015	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$5,530,471	—	—
Dividends	—	$2,237,988	$2,687,013
Securities lending — affiliated — net	—	316,624	57,002
Foreign taxes withheld	—	(87,446)	—

Total income	5,530,471	2,467,166	2,744,015

Expenses
Investment advisory	900,156	1,434,759	1,074,494
Service — Investor A	100,608	—	—
Service and distribution — Investor C	105,435	—	—
Transfer agent	—	47,203	46,893
Transfer agent — Institutional	63,755	—	—
Transfer agent — Investor A	42,042	—	—
Transfer agent — Investor C	10,284	—	—
Professional	65,691	59,930	69,428
Custodian	43,372	122,596	20,177
Accounting services	45,730	51,322	42,250
Registration	46,071	29,857	27,093
Printing	28,269	22,230	21,483
Officer and Trustees	19,141	18,937	18,910
Miscellaneous	23,547	27,215	11,458

Total expenses excluding interest expense	1,494,101	1,814,049	1,332,186
Interest expense	11,968	—	—

Total expenses	1,506,069	1,814,049	1,332,186
Less fees waived and/or reimbursed by the Manager	—	(1,813,057)	(1,331,273)
Less transfer agent fees reimbursed — Investor A	(14,426)	—	—
Less transfer agent fees reimbursed — Investor C	(3,389)	—	—

Total expenses after fees waived and reimbursed	1,488,254	992	913

Net investment income	4,042,217	2,466,174	2,743,102

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,269,145	17,505,950	23,890,262
Financial futures contracts	(291,592)	—	—
Foreign currency transactions	—	(16,570)	(297)
Options written	135,375	—	—
Swaps	(1,127,434)	—	—

	4,985,494	17,489,380	23,889,965

Net change in unrealized appreciation (depreciation) on:
Investments	351,461	(12,190,925)[1]	(16,105,769)
Financial futures contracts	(70,104)	—	—
Foreign currency translations	—	(2,232)	12
Options written	(105,759)	—	—
Swaps	598,214	—	—

	773,812	(12,193,157)	(16,105,757)

Total realized and unrealized gain	5,759,306	5,296,223	7,784,208

Net Increase in Net Assets Resulting from Operations	$9,801,523	$7,762,397	$10,527,310

[1]	Net of $7,433 foreign capital gain tax.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2015	2014	2015	2014	2015	2014

Operations
Net investment income	$4,042,217	$4,374,197	$2,466,174	$2,180,419	$2,743,102	$2,528,297
Net realized gain (loss)	4,985,494	(2,231,459)	17,489,380	26,129,860	23,889,965	24,209,611
Net change in unrealized appreciation (depreciation)	773,812	(2,041,260)	(12,193,157)	10,693,783	(16,105,757)	5,586,868

Net increase in net assets resulting from operations	9,801,523	101,478	7,762,397	39,004,062	10,527,310	32,324,776

Distributions to Shareholders From[1]
Net investment income	—	—	(308,146)	(3,962,532)	(2,576,928)	(2,452,315)
Net investment income:
Institutional	(3,366,685)	(3,977,079)	—	—	—	—
Investor A	(836,040)	(827,752)	—	—	—	—
Investor C	(142,582)	(143,024)	—	—	—	—
Return of capital:
Institutional	—	(61,937)	—	—	—	—
Investor A	—	(12,891)	—	—	—	—
Investor C	—	(2,227)	—	—	—	—
Net realized gain	—	—	(26,387,212)	(12,180,733)	(24,689,151)	(11,173,080)

Decrease in net assets resulting from distributions to shareholders	(4,345,307)	(5,024,910)	(26,695,358)	(16,143,265)	(27,266,079)	(13,625,395)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	95,087,731	(75,995,139)	23,009,693	4,239,722	15,013,570	(4,784,634)

Net Assets
Total increase (decrease) in net assets	100,543,947	(80,918,571)	4,076,732	27,100,519	(1,725,199)	13,914,747
Beginning of year	171,494,919	252,413,490	171,593,990	144,493,471	167,655,736	153,740,989

End of year	$272,038,866	$171,494,919	$175,670,722	$171,593,990	$165,930,537	$167,655,736

Undistributed (distributions in excess of) net investment income, end of year	$(99,094)	$(39,509)	$(759,851)	$(3,776,323)	$696,097	$503,320

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	31

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional
	Year Ended April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.24	$10.37	$10.31	$10.35	$10.39
Net investment income[1]	0.23	0.24	0.20	0.41	0.42
Net realized and unrealized gain (loss)	0.33	(0.09)	0.34	0.33	0.52

Net increase from investment operations	0.56	0.15	0.54	0.74	0.94

Distributions from:[2]
Net investment income	(0.25)	(0.28)	(0.29)	(0.42)	(0.39)
Return of capital	—	(0.00)[3]	(0.05)	—	—
Net realized gain	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.25)	(0.28)	(0.48)	(0.78)	(0.98)

Net asset value, end of year	$10.55	$10.24	$10.37	$10.31	$10.35

Total Return[4]
Based on net asset value	5.50%	1.53%	5.39%	7.46%	9.41%

Ratios to Average Net Assets
Total expenses	0.65%	0.69%	0.63%	0.69%	0.72%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.65%	0.68%	0.63%	0.69%	0.32%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.65%	0.68%	0.61%	0.67%	0.31%

Net investment income	2.18%	2.43%	1.93%	4.00%	3.98%

Supplemental Data
Net assets, end of year (000)	$195,169	$136,036	$204,546	$149,024	$141,401

Portfolio turnover rate[5]	1,710%	1,809%	3,166%	2,842%	1,651%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,
	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,062%	1,150%	2,169%	1,876%	916%

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Financial Highlights (continued)	BlackRock U.S. Mortgage Portfolio

	Investor A1
	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.20	0.22	0.14	0.40	0.15
Net realized and unrealized gain (loss)	0.33	(0.10)	0.37	0.31	0.01

Net increase from investment operations	0.53	0.12	0.51	0.71	0.16

Distributions from:[4]
Net investment income	(0.22)	(0.25)	(0.27)	(0.39)	(0.09)
Return of capital	—	(0.00)[5]	(0.04)	—	—
Net realized gain	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.22)	(0.25)	(0.45)	(0.75)	(0.68)

Net asset value, end of period	$10.53	$10.22	$10.35	$10.29	$10.33

Total Return[6]
Based on net asset value	5.22%	1.28%	5.08%	7.11%	1.84%[7]

Ratios to Average Net Assets
Total expenses	0.95%	1.05%	0.91%	0.94%	1.29%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	0.92%	0.94%	0.91%	0.94%	1.29%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.91%	0.93%	0.89%	0.92%	1.29%[8]

Net investment income	1.88%	2.22%	1.32%	4.18%	3.72%[8]

Supplemental Data
Net assets, end of period (000)	$62,677	$28,262	$39,392	$2,525	$10

Portfolio turnover rate[9]	1,710%	1,809%	3,166%	2,842%	1,651%[10]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share class — Investor A Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,062%	1,150%	2,169%	1,876%	916%[10]

[10]	Portfolio turnover rate is representative of the Fund for the entire year.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	33

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor C1
	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.22	$10.35	$10.29	$10.33	$10.85

Net investment income[3]	0.12	0.15	0.06	0.30	0.12
Net realized and unrealized gain (loss)	0.33	(0.10)	0.37	0.33	0.06

Net increase from investment operations	0.45	0.05	0.43	0.63	0.18

Distributions from:[4]
Net investment income	(0.14)	(0.18)	(0.20)	(0.31)	(0.11)
Return of capital	—	(0.00)[5]	(0.03)	—	—
Net realized gain	—	—	(0.14)	(0.36)	(0.59)

Total distributions	(0.14)	(0.18)	(0.37)	(0.67)	(0.70)

Net asset value, end of period	$10.53	$10.22	$10.35	$10.29	$10.33

Total Return[6]
Based on net asset value	4.44%	0.52%	4.31%	6.36%	1.54%[7]

Ratios to Average Net Assets
Total expenses	1.69%	1.84%	1.63%	1.71%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66%	1.68%	1.63%	1.70%	2.03%[8]

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.65%	1.67%	1.61%	1.68%	2.03%[8]

Net investment income	1.17%	1.46%	0.62%	3.27%	3.01%[8]

Supplemental Data
Net assets, end of period (000)	$14,193	$7,196	$8,476	$1,008	$10

Portfolio turnover rate[9]	1,710%	1,809%	3,166%	2,842%	1,651%[10]

[1]	On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share class — Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended April 30,				Period December 6, 2010[2] to April 30,
	2015	2014	2013	2012	2011

Portfolio turnover rate (excluding mortgage dollar roll transactions)	1,062%	1,150%	2,169%	1,876%	916%[10]

[10]	Portfolio turnover rate is representative of the Fund for the entire year.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Financial Highlights	Global SmallCap Portfolio

	Year Ended April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.29	$14.09	$12.66	$13.93	$11.53

Net investment income[1]	0.22	0.21	0.20	0.18	0.19
Net realized and unrealized gain (loss)	0.40	3.58	1.66	(1.17)	2.47

Net increase (decrease) from investment operations	0.62	3.79	1.86	(0.99)	2.66

Distributions from:[2]
Net investment income	(0.03)	(0.39)	(0.43)	(0.28)	(0.26)
Net realized gain	(2.39)	(1.20)	—	—	—

Total distributions	(2.42)	(1.59)	(0.43)	(0.28)	(0.26)

Net asset value, end of year	$14.49	$16.29	$14.09	$12.66	$13.93

Total Return[3]
Based on net asset value	4.48%	27.71%	15.30%	(7.03)%	23.69%

Ratios to Average Net Assets
Total expenses	1.07%	1.08%	1.07%	1.14%	1.10%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.46%	1.35%	1.60%	1.47%	1.67%

Supplemental Data
Net assets, end of year (000)	$175,671	$171,594	$144,493	$136,643	$147,051

Portfolio turnover rate	91%	81%	70%	79%	81%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	35

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Year Ended April 30,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$15.83	$14.10	$12.11	$12.33	$10.06

Net investment income[1]	0.25	0.24	0.20	0.16	0.19
Net realized and unrealized gain (loss)	0.68	2.83	1.98	(0.19)	2.27

Net increase (decrease) from investment operations	0.93	3.07	2.18	(0.03)	2.46

Distributions from:[2]
Net investment income	(0.23)	(0.24)	(0.19)	(0.19)	(0.19)
Net realized gain	(2.26)	(1.10)	—	—	—

Total distributions	(2.49)	(1.34)	(0.19)	(0.19)	(0.19)

Net asset value, end of year	$14.27	$15.83	$14.10	$12.11	$12.33

Total Return[3]
Based on net asset value	6.58%	22.36%	18.26%	(0.10)%	24.81%

Ratios to Average Net Assets
Total expenses	0.81%	0.81%	0.82%	0.82%	0.82%

Total expenses after fees waived and/or reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.66%	1.58%	1.64%	1.43%	1.84%

Supplemental Data
Net assets, end of year (000)	$165,931	$167,656	$153,741	$138,752	$141,588

Portfolio turnover rate	83%	61%	57%	64%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

36	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, the “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock U.S. Mortgage Portfolio	BlackRock U.S. Mortgage Portfolio	Diversified
Global SmallCap Portfolio	Global SmallCap Portfolio	Diversified
Mid Cap Value Opportunities Portfolio	Mid Cap Value Opportunities Portfolio	Diversified

BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Each class bears certain expenses and may have a conversion privilege as outlined below. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	37

Notes to Financial Statements (continued)

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

38	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be “senior securities” for 1940 Act purposes, each Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, distributions paid by each Fund are recorded on the ex-dividend date. For BlackRock U.S. Mortgage Portfolio, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The portion of distributions that exceeds a Funds’ current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: BlackRock U.S. Mortgage Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BlackRock U.S. Mortgage Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae,

MANAGED ACCOUNT SERIES	APRIL 30, 2015	39

Notes to Financial Statements (continued)

including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: BlackRock U.S. Mortgage Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: BlackRock U.S. Mortgage Portfolio may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: BlackRock U.S. Mortgage Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: BlackRock U.S. Mortgage Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: BlackRock U.S. Mortgage Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

40	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

Reverse Repurchase Agreements: BlackRock U.S. Mortgage Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended April 30, 2015, the BlackRock U.S. Mortgage Portfolio’s average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rate was $5,544,486 and 0.21%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically, the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of each Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

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Notes to Financial Statements (continued)

As of April 30, 2015, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Global SmallCap Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$82,300	$(82,300)	—
Credit Suisse Securities (USA) LLC	14,186	(14,186)	—
Deutsche Bank Securities, Inc.	68,229	(68,229)	—
Goldman Sachs & Co.	2,076,266	(2,076,266)	—
JP Morgan Securities LLC	448,072	(448,072)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,352,589	(1,352,589)	—
Morgan Stanley	1,728,958	(1,728,958)	—
Nomura Securities International, Inc.	98,490	(98,490)	—
UBS Securities LLC	1,209,842	(1,209,842)	—

Total	$7,078,932	$(7,078,932)	—

Mid Cap Value Opportunities Portfolio
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$115,020	$(115,020)	—
Credit Suisse Securities (USA) LLC	1,264,472	(1,264,472)	—
Deutsche Bank Securities, Inc.	589,211	(589,211)	—
Goldman Sachs & Co.	272,214	(272,214)	—
Morgan Stanley	2,614,504	(2,614,504)	—
UBS Securities LLC	1,129,151	(1,129,151)	—

Total	$5,984,572	$(5,984,572)	—

[1]

Collateral with a value of $7,792,681 and $6,216,739 has been received in connection with securities lending agreements for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

BlackRock U.S. Mortgage Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically manage its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: BlackRock U.S. Mortgage Portfolio purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

42	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

Options: BlackRock U.S. Mortgage Portfolio purchases and writes call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the year ended April 30, 2015, transactions in options written for BlackRock U.S. Mortgage Portfolio were as follows:

	Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—	—	74	$7,800	$186,035
Options written	37	$8,500	$243,705	—	13,350	276,716
Options expired	(37)	—	(6,880)	(74)	—	(15,605)
Options closed	—	(6,200)	(209,050)	—	(18,850)	(419,371)

Outstanding options, end of year	—	$2,300	$27,775	—	$2,300	$27,775

Swaps: BlackRock U.S. Mortgage Portfolio enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

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Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — BlackRock U.S. Mortgage Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — BlackRock U.S. Mortgage Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — BlackRock U.S. Mortgage Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — BlackRock U.S. Mortgage Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the BlackRock U.S. Mortgage Portfolio derivative financial instruments categorized by risk exposure.

Fair Values of Derivative Financial Instruments as of April 30, 2015
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation (depreciation)[1] ; Unrealized appreciation (depreciation) on OTC swaps; Swap premiums paid/received; Options written at value	$229,885	$159,962
Credit contracts	Net unrealized appreciation (depreciation)[1]	—	92,512
Total		$229,885	$252,474

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

44	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2015
	Net Realized Gain (Loss) from	Net Change in Unrealized Appreciation (Depreciation) on
Interest rate contracts:
Financial futures contracts	$(291,592)	$(70,104)
Swaps	(692,503)	343,497
Options[1]	(10,643)	(24,199)
Credit contracts:
Swaps	(434,931)	254,717
Total	$(1,429,669)	$503,911

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

For the year ended April 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

BlackRock U.S. Mortgage Portfolio
Financial futures contracts:
Average notional value of contracts — long	$11,013,547
Average notional value of contracts — short	$30,238,580
Options:
Average value of option contracts purchased	$9,506
Average value of option contracts written	$4,798
Average notional value of swaption contracts purchased	$3,825,000
Average notional value of swaption contracts written	$4,500,000
Credit default swaps:
Average notional value - buy protection	$7,680,000
Interest rate swaps:
Average notional value - pays fixed rate	$11,870,000
Average notional value - receives fixed rate	$275,000
Total return swaps:
Average notional value	$6,369,750

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

BlackRock U.S. Mortgage Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. When the Fund enters into an ISDA and an MRA and/or MSLA with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with amounts due to the Fund upon

MANAGED ACCOUNT SERIES	APRIL 30, 2015	45

Notes to Financial Statements (continued)

default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by BlackRock U.S. Mortgage Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from their counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of their agreements with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of April 30, 2015, BlackRock U.S. Mortgage Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$28,924	$8,563
Options	—	47,525
Swaps - Centrally cleared	15,330	—
Swaps - OTC[1]	85,444	58,440
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$129,698	$114,528
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(44,254)	(8,563)
Total derivative assets and liabilities subject to an MNA	$85,444	$105,965

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

46	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

As of April 30, 2015, the following tables present the BlackRock U.S. Mortgage Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$1,821	$(1,062)	—	—	$759
Citibank N.A.	33,639	(22,524)	—	—	11,115
Credit Suisse International	40,516	(36,293)	—	—	4,223
Goldman Sachs International	4,856	(2,210)	—	—	2,646
JPMorgan Chase Bank N.A.	4,612	(4,612)	—	—	—
Total	$85,444	$(66,701)	—	—	$18,743

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,062	$(1,062)	—	—	—
Barclays Bank PLC	14,250	—	—	—	$14,250
Citibank N.A.	22,524	(22,524)	—	—	—
Credit Suisse International	36,293	(36,293)	—	—	—
Deutsche Bank AG	12,570	—	—	—	12,570
Goldman Sachs International	2,210	(2,210)	—	—	—
JPMorgan Chase Bank N.A.	17,056	(4,612)	—	—	12,444
Total	$105,965	$(66,701)	—	—	$39,264

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 Billion	0.46%	0.85%	0.65%
$1 – $3 Billion	0.43%	0.80%	0.61%
$3 – $5 Billion	0.41%	0.77%	0.59%
$5 – $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other affiliated investment companies, if any.

Prior to July 1, 2014, BlackRock Financial Management, LLC (“BFM”), served as a sub-advisor to BlackRock U.S. Mortgage Portfolio and BIM served as a sub-advisor to the Mid Cap Value Opportunities Portfolio and Global SmallCap Portfolio (collectively, BFM and BIM are the “Sub-Advisors”). The Sub-Advisors are affiliates of the Manager. The Sub-Advisors each received for their respective services a monthly fee from the Manager at an annual rate equal to a percentage of the advisory fee paid to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager, BIM and BFM, with respect to each Fund, expired.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	47

Notes to Financial Statements (continued)

For the year ended April 30, 2015, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$1,883
Global SmallCap Portfolio	$1,893
Mid Cap Value Opportunities Portfolio	$1,843

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant Share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2015 unless approved by the Board, including a majority of the independent trustees, upon 90 days notice or by a vote of a majority of the outstanding voting securities of BlackRock U.S. Mortgage Portfolio. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

These amounts waived or reimbursed are shown as transfer agent fees reimbursed — class specific in the Statements of Operations.

The Manager has contractually agreed to waive all fees and/or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other Fund expenses which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Global SmallCap Portfolio	$1,434,759
Mid Cap Value Opportunities Portfolio	$1,074,494

In addition, for the year ended April 30, 2015, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Global SmallCap Portfolio	$378,298
Mid Cap Value Opportunities Portfolio	$256,779

For the year ended April 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $4,725.

For the year ended April 30, 2015, affiliates of BlackRock U.S. Mortgage Portfolio received CDSC’s as follows:

Investor A	$97
Investor C	$8,712

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has

48	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, Mid Cap Value Opportunities Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement effective January 1, 2015, Global SmallCap Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Mid Cap Value Opportunities Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global SmallCap Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, Mid Cap Value Opportunities Portfolio retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through May 31, 2014, Global SmallCap Portfolio retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold (the “Hurdle Date”) and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. For the period June 1, 2014 through December 31, 2014, Global SmallCap Portfolio retained 75% (80% commencing on the Hurdle Date and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended April 30, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Global SmallCap Portfolio	$87,886
Mid Cap Value Opportunities Portfolio	$20,539

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers, or common trustees. For the year ended April 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global SmallCap Portfolio	$1,323,747	$205,481
Mid Cap Value Opportunities Portfolio	$1,692,622	$1,166,515

MANAGED ACCOUNT SERIES	APRIL 30, 2015	49

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the year ended April 30, 2015, purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities were as follows:

Purchases
	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$4,210,297,580		$154,359,260	$134,311,968
U.S. Government Securities	33,838,360		—	—

Total Purchases	$4,244,135,940		$154,359,260	$134,311,968

Sales
	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Non-U.S. Government Securities	$4,212,238,185	*	$149,417,565	$142,836,570
U.S. Government Securities	30,948,296		—	—

Total Sales	$4,243,186,481		$149,417,565	$142,836,570

*	Including paydowns.

For the year ended April 30, 2015, purchases and sales related to mortgage dollar rolls were as follows:

BlackRock U.S. Mortgage Portfolio
Purchases	$1,607,881,352
Sales	$1,609,594,423

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four previous years ended April 30. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of April 30, 2015, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, net paydown losses, the sale of stock of passive foreign investment companies and the character of income recognized from certain securities lending transactions were reclassified to the following accounts:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed (distributions in excess of) net investment income	$243,505	$858,444	$26,603
Accumulated net realized gain (loss)	$(243,505)	$(858,444)	$(26,603)

50	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Ordinary income
4/30/15	$4,345,307	$8,149,295	$6,424,646
4/30/14	4,947,855	8,792,742	4,825,613
Long-term capital gains
4/30/15	—	18,546,063	20,841,433
4/30/14	—	7,350,523	8,799,782
Tax return of capital
4/30/15	—	—	—
4/30/14	77,055	—	—

Total
4/30/15	$4,345,307	$26,695,358	$27,266,079

4/30/14	$5,024,910	$16,143,265	$13,625,395

As of April 30, 2015, the tax components of accumulated net earnings were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed ordinary income	$774,008	$2,117,323	$2,677,851
Undistributed long term capital gains	1,193,681	3,746,938	9,332,792
Net unrealized gains[1]	4,407,167	24,428,878	22,641,792

Total	$6,374,856	$30,293,139	$34,652,435

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the accounting for swap agreements, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the treatment of certain security lending transactions and the realization for tax purposes of unrealized gains /losses on certain futures and options contracts.

During the year ended April 30, 2015, BlackRock U.S. Mortgage Portfolio utilized $2,709,801 of its capital loss carryforward.

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$485,422,925	$160,075,656	$150,126,267

Gross unrealized appreciation	$5,287,533	$32,385,239	$26,611,603
Gross unrealized depreciation	(790,674)	(7,956,585)	(3,975,051)

Net unrealized appreciation	$4,496,859	$24,428,654	$22,636,552

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which each Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in

MANAGED ACCOUNT SERIES	APRIL 30, 2015	51

Notes to Financial Statements (continued)

response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2015, BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of April 30, 2015, BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of April 30, 2015, Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of April 30, 2015, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Financials	21%
Consumer Discretionary	15%
Industrials	15%
Information Technology	14%
Health Care	12%
Materials	11%
Energy	5%
Other[1]	7%

[1]	All other industries held were each less than 5% of long-term investments.

As of April 30, 2015, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio invested a significant portion of their assets in securities in the financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect their value, income and/or liquidity of positions in such securities.

52	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended April 30, 2015		Year Ended April 30, 2014
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,352,517	$119,027,872	5,288,138	$53,031,404
Shares issued in reinvestment of distributions	146,741	1,535,945	151,672	1,528,306
Shares redeemed	(6,286,653)	(65,500,201)	(11,882,998)	(119,102,124)

Net increase (decrease)	5,212,605	$55,063,616	(6,443,188)	$(64,542,414)

Investor A
Shares sold	5,362,042	$55,962,490	1,733,290	$17,518,041
Shares issued in reinvestment of distributions	79,857	834,214	83,209	836,045
Shares redeemed	(2,255,936)	(23,477,414)	(2,857,776)	(28,710,520)

Net increase (decrease)	3,185,963	$33,319,290	(1,041,277)	$(10,356,434)

Investor C
Shares sold	912,979	$9,519,695	355,143	$3,619,701
Shares issued in reinvestment of distributions	13,408	140,109	14,248	143,166
Shares redeemed	(282,968)	(2,954,979)	(484,355)	(4,859,158)

Net increase (decrease)	643,419	$6,704,825	(114,964)	$(1,096,291)

Total Net Increase (Decrease)	9,041,987	$95,087,731	(7,599,429)	$(75,995,139)

Global SmallCap Portfolio
Shares sold	3,155,895	$46,023,434	2,324,267	$35,939,823
Shares redeemed	(1,568,286)	(23,013,741)	(2,045,320)	(31,700,101)

Net increase	1,587,609	$23,009,693	278,947	$4,239,722

Mid Cap Value Opportunities Portfolio
Shares sold	2,559,073	$37,454,320	2,178,210	$32,961,924
Shares redeemed	(1,523,956)	(22,440,750)	(2,494,395)	(37,746,558)

Net increase (decrease)	1,035,117	$15,013,570	(316,185)	$(4,784,634)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managed Account Series and the Shareholders of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the “Funds”) as of April 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio as of April 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

June 22, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended April 30, 2015.

	Payable Date/ Month(s) Paid	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Qualified Dividend Income for Individuals
	7/16/2014	—	6.99%	18.85%
	12/09/2014	—	74.07%	45.58%
Dividends Qualifying for the Dividend Received Deduction for Corporations	7/16/2014	—	2.41%	20.02%
	12/09/2014	—	30.74%	45.37%
Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Residents[1]	May 2013 - December 2013	100.00%	—	—
	January 2014 - April 2014	100.00%	—	—
Long Term Capital Gain Distributions per share
	7/16/2014	—	0.668411	0.888681
	12/09/2014	—	0.997348	1.014887

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

54	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consulting LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Actavis, Plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financials) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None

MANAGED ACCOUNT SERIES	APRIL 30, 2015	55

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Trustees[2] (concluded)
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Trustee and Officer is c/o BlackRock, Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Trust. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock, or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trust serve at the pleasure of the Board.

56	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present (Trustee); 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas of BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Brown Brothers Harriman & Co.[2] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For BlackRock U.S. Mortgage Portfolio.

[2]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Trust. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Trust.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Trust and Fernanda Piedra became

Anti-Money Laundering Compliance Officer of the Trust.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Trust.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	57

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1)at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

58	MANAGED ACCOUNT SERIES	APRIL 30, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	APRIL 30, 2015	59

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS-04/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$28,813	$28,813	$0	$0	$13,158	$12,900	$0	$0
Mid Cap Value Opportunities Portfolio	$28,513	$28,513	$0	$0	$13,107	$12,850	$0	$0
BlackRock U.S. Mortgage Portfolio	$35,488	$35,488	$0	$0	$14,841	$14,550	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Global SmallCap Portfolio	$13,158	$12,900
Mid Cap Value Opportunities Portfolio	$13,107	$12,850
BlackRock U.S. Mortgage Portfolio	$14,841	$14,550

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 1, 2015